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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-74387) of our report dated June 18, 1999, included in the Annual Report of the Infinity Broadcasting Corporation Employees' 401 (k) Plan on Form 11-K for the year ended December 31, 1998.




                                                              /s/ KPMG LLP


New York, New York
June 24, 1999